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                                                                    EXHIBIT 99.1

                              FOR IMMEDIATE RELEASE

                    e.spire STRENGTHENS FINANCE ORGANIZATION;
            INTERIM CFO BRADLEY E. SPARKS ACCEPTS PERMANENT ROLE AND
                     BANK OF AMERICA VETERAN DONALD W. BUSH
                         FILLS VP AND TREASURER POSITION

   HERNDON, VA, JUNE 26, 2000 -- e.spire COMMUNICATIONS, INC. (NASDAQ: ESPI), THE COMMUNICATIONS COMPANY FOR THE NETWORKED ECONOMY, TODAY ANNOUNCED THAT ITS INTERIM CHIEF FINANCIAL OFFICER, BRADLEY E. SPARKS, HAS ACCEPTED THE POSITION
                             ON A PERMANENT BASIS.

       "SINCE JOINING e.spire IN APRIL OF THIS YEAR, BRAD ALREADY HAS MADE SIGNIFICANT CONTRIBUTIONS TO OUR FINANCE GROUP BY CREATING A MORE STABLE
     ENVIRONMENT AS WE UNDERTAKE THE NEXT PHASE OF THE COMPANY'S GROWTH AND FINANCING EFFORTS," SAID GEORGE SCHMITT, e.spire CHAIRMAN AND ACTING CHIEF
      EXECUTIVE OFFICER. "BRAD IS BUILDING A SOLID TEAM CAPABLE OF MEETING THESE CHALLENGES BY ATTRACTING TOP-NOTCH TALENT IN THE INDUSTRY WHILE
     RECOGNIZING THE CONSIDERABLE SKILLS AND CONTRIBUTIONS OF THE TALENTED
                      PEOPLE IN HIS CURRENT ORGANIZATION."

   SPARKS' MOST RECENT APPOINTMENT IS THAT OF DONALD W. BUSH TO VICE PRESIDENT
    AND TREASURER, WHO WILL ASSUME RESPONSIBILITY FOR NEW FINANCING, CAPITAL STRUCTURE, BANK RELATIONS, INSURANCE AND CASH MANAGEMENT. BUSH, WHO HAS MORE
   THAN 24 YEARS OF EXPERIENCE IN FINANCE, MOST RECENTLY SERVED AS A MANAGING
      DIRECTOR AT BANC OF AMERICA SECURITIES' MEDIA AND TELECOMMUNICATIONS. WHILE AT BANC OF AMERICA SECURITIES AND BANK OF AMERICA, HE ARRANGED
    FINANCING FOR SEASONED AND STARTUP TELECOMMUNICATIONS COMPANIES SUCH AS
           OMNIPOINT, GTE, BELL ATLANTIC, MCI, INTELSAT AND TELIGENT.

"Don brings to e.spire broad financial expertise and extensive management experience," said Sparks. "His understanding of financial markets and the telecommunications industry will help us significantly as we concentrate on profitability, continued steady, but aggressive growth, and regaining the confidence of the financial marketplace."

In recent months, the Company also promoted Sean Scarlis, former Assistant Controller and Director, to Vice President, Controller and Chief Accounting Officer, and named Linda DeNicola as Vice President of Planning and Business Analysis.

Scarlis joined the Company in 1997 as manager of Financial Reporting. He assumed increasing areas of responsibilities, including Assistant Controller and Director, and in November 1999, became Acting Controller. In that position, he led a short-staffed finance team successfully through E.SPIRE'S year-end audit and reporting process.


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In May, DeNicola was appointed to the position of Vice President of Planning and
Business Analysis. Prior to e.spire, she served as Senior Director of Business Planning for WinStar Communications, Inc. DeNicola brings nearly 15 years of business planning, strategic planning, reporting and financial analysis in telecommunications, having also held management positions at Concert, COMSAT and Contel.

                                     -more-

e.spire STRENGTHENS FINANCE ORGANIZATION/PAGE 2

e.spire Communications, Inc. is a leading integrated communications provider, offering traditional local and long distance, dedicated Internet access and advanced data solutions, such as ATM and frame relay. e.spire also provides dial-up Internet through its wholly-owned Internet service provider (ISP), CyberGate, Inc., and Web-hosting services through CyberGate's subsidiary ValueWeb. In addition, e.spire's subsidiary, ACSI Network Technologies, Inc., provides third parties, including other communications concerns, municipalities and corporations, with turnkey fiber-optic design, construction and project management expertise. More information about e.spire is available on e.spire's Web site, www.espire.net.

Certain statements regarding the development of the Company's businesses, the markets for the Company's services and products, the Company's anticipated capital expenditures, anticipated EBITDA and other statements are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) which can be identified as any statement that does not relate strictly to historical or current facts. Forward-looking statements use such words as plans, expects, will, will likely result, are expected to, will continue, is anticipated, estimate, project, believes, anticipates, intends and expects, may, should, continue, seek, could and other similar expressions. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. The important factors that could cause actual results to differ materially from those in the forward-looking statements herein (the "Cautionary Statements") include, without limitation, the Company's degree of financial leverage, risks associated with debt service requirements and interest rate fluctuations, risks associated with acquisitions and the integration thereof, the impact of restriction under the Company's financial instruments, dependence on availability of transmission facilities, regulation risks including the impact of the Telecommunications Act of 1996, contingent liabilities, the impact of competitive services and pricing, the ability of the Company to successfully implement its strategies, as well as the other risks referenced from time to time in the Company's filings with the SEC, including the Company's Form 10-K for the year ended December 31, 1999. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


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Contact:
Media Relations
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
                                                        Peggy Disney

703.639.6738
peggy.disney@espire.net
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